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                                                                    Exhibit 32.1

                   CAREY INSTITUTIONAL PROPERTIES INCORPORATED

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carey Institutional Properties Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William Polk Carey, Co-Chief Executive Officer of the Company, and Gordon F. DuGan, Co-Chief Executive Officer of the Company, certify, to the best of our knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William Polk Carey                        /s/ Gordon F. DuGan
    -------------------------------               ---------------------------

    William Polk Carey                            Gordon F. DuGan
    Chairman                                      Vice Chairman
    (Co-Chief Executive Officer)                  (Co-Chief Executive Officer)
      8/11/2003                                     8/11/2003
    -------------------------------               ---------------------------
    Date                                          Date

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Carey Institutional Properties Incorporated and will be retained by Carey Institutional Properties Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.